UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 8, 2005

PartnerRe Ltd.
(Exact Name of Registrant as specified in its Charter)

Bermuda
(State or other jurisdiction of incorporation)

0-2253		Not Applicable
(Commission File Number)		(IRS Employer Identification No.)

Chesney House, 96 Pitts Bay Road, Pembroke, Bermuda		HM 08
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (441) 292-0888

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 2.02.  Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.” On February 7, 2005, PartnerRe Ltd. issued a press release reporting its 2004 fourth quarter and year-end results. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

     Item 7.01.  Regulation FD Disclosure.

The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure.” On February 4, 2005, PartnerRe Ltd. issued a press release announcing its Non-Life contracts renewal results for the January 1, 2005 renewal season. A copy of the press release is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.

     Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

99.1   Press Release, dated February 7, 2005.

99.2   Press Release, dated February 4, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PartnerRe Ltd.
(Registrant)

Date:	February 8, 2005	By:	/s/ Amanda Sodergren

			Name:	Amanda Sodergren
			Title:	Director of Group Legal

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Text of Press Release of PartnerRe Ltd., dated February 7, 2005.
99.2	Text of Press Release of PartnerRe Ltd., dated February 4, 2005.